LOSS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2025
LOSS PER SHARE FOR BOTH CLASS A AND B ORDINARY SHARES*
SCHEDULE OF LOSS PER SHARE

The following is the calculation of loss per share:

	For the Six months ended June 30,
	2025	2024
Net loss	$(2,655,477)	$(3,785,383)

Weighted average shares outstanding for Class A and Class B – basic and diluted	62,194,221	45,000,000

Loss per share
Basic	$(0.04)	$(0.08)
Diluted	$(0.04)	$(0.08)